***Text Omitted and Filed Separately with

the Securities and Exchange Commission.

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

Exhibit 10.2

FIRST AMENDMENT TO LEASE AGREEMENT

(Suite 300 - Laboratory)

This First Amendment to Lease Agreement (“Amendment”) is dated to be effective as of the 4th day of August, 2015 (“Effective Date”), by and between Pegasus Properties, L.P., a Wisconsin limited partnership (“Lessor”), and HTG Molecular Diagnostics, Inc., a Delaware corporation, formerly known as High Throughput Genomics, Inc. (“Lessee”).

RECITALS

A.Lessor and Lessee entered that certain Standard Commercial-Industrial Multi Tenant Triple Net Lease, dated July 11, 2008 (the “Suite 300 Lease”), pursuant to which Lessor leases to Lessee approximately 12,600 square feet of office/warehouse/light manufacturing/R&D space (“Suite 300 Premises”) in that certain building that is commonly known as 3430 E. Global Loop, Suite 300, Tucson, Arizona 86706, as more particularly described in the Suite 300 Lease.

B.For reference purposes only, Lessor and Lessee also entered into that certain Standard Commercial-Industrial Multi Tenant Triple Net Lease, dated May 11, 2011 (as it may be amended on or around the Effective Date, the “Suite 100 Lease”), pursuant to which Lessor leases to Lessee approximately 17,500 square feet of office and warehouse space (“Suite 100 Premises”) in that certain building that is commonly known as 3430 E. Global Loop, Suite 100, Tucson, Arizona 86706, as more particularly described in the Suite 100 Lease.  The parties acknowledge that the Suite 100 Lease constitutes a separate legal obligation from the Suite 300 Lease for all purposes except as expressly set forth herein.

C.Lessor and Lessee now desire to, among other things, extend the lease term, amend the option to renew the Suite 300 Lease, adjust the monthly base rent, and address certain improvements to be constructed by Lessee in the Suite 300 Premises.

D.All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Suite 300 Lease.

Now therefore, in consideration of the covenants and obligations contained herein, Lessor and Lessee agree as follows:

AGREEMENTS

1.Extension of Term.  The Term of the Suite 300 Lease is hereby extended for a period of approximately five (5) years, commencing on the Effective Date, and, notwithstanding anything in the Suite 300 Lease to the contrary, expiring at 11:59 PM, Arizona time, on the day immediately preceding the fifth anniversary of the Final Completion Date (as defined in the Suite 100 Lease), subject to further extension as set forth in Section 2 below.

2.Renewal Options.  Section 3.2 of the Suite 300 Lease is hereby replaced with the following:  Lessee shall have one additional option to renew the Suite 300 Lease for a period of three (3) years upon the same terms and conditions of the Suite 300 Lease, as amended herein

(“Renewal Term”).  If Lessee elects to exercise such option to renew, Lessee shall give Lessor written notice of exercise of the option not less than 180 days prior to the end of the Term.

3.Base Rent.

(a)Section 4.1 of the Suite 300 Lease is hereby amended to delete, in its entirety, the following sentence:  “On each anniversary of the Commencement Date, the monthly base rental shall be increased by 3.0%.”

(b)Section 4.2 of the Suite 300 Lease, entitled “ANNUAL INCREASES,” is hereby deleted in its entirety.

(c)Notwithstanding anything in the Suite 300 Lease to the contrary, commencing on the Effective Date and continuing to the expiration of the Term, the monthly base rent for the Suite 300 Premises shall be Fifteen Thousand Seven Hundred Thirty Five and no/100 dollars ($15,735), payable in accordance with the terms and conditions of the Suite 300 Lease, as amended pursuant to this Amendment:

4.Lessee Improvements.  Lessee shall have the right, at its expense, to construct Suite 300 Premises improvements in conformance with the floor plan and bid quote attached hereto as Exhibit A (collectively, “Suite 300 Improvements”).  The Suite 300 Improvements shall be constructed in accordance with the terms and provisions of Section 7.3 of the Suite 300 Lease; provided that, notwithstanding anything in Section 7.3(b) to the contrary, landlord shall have no right to demand Lessee remove the Suite 300 Improvements upon expiration or earlier termination of the Term.  The “Suite 300 Substantial Completion Date” means the date the project architect has certified in writing to Lessee that the Suite 300 Improvements have been completed in accordance with Lessee‑approved construction documents, subject only to punch list items that do not impair use of the Suite 300 Improvements by Lessee for the conduct of its business, and all applicable certificates of occupancy or equivalents have been issued.

5.Covered Parking Spaces.  Section 3.4 of the Suite 300 Lease is hereby amended to delete, in its entirety, the following sentence:  “Lessor shall collect additional rent for 8 of the 10 spaces at an initial rate of $25.00/month.”

6.No Other Changes.  Except as modified herein, all terms and conditions of the Suite 300 Lease shall remain unchanged and in full force and effect.

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IN WITNESS WHEREOF the parties have caused their respective duly authorized representatives to execute this Amendment as of the Effective Date.

LESSOR:		LESSEE:

Pegasus Properties, L.P.		HTG Molecular Diagnostics

By:	/s/ Matt Schmidt	By:	/s/ Shaun McMeans
	Matt Schmidt		Shaun McMeans
	Managing Partner		Chief Financial Officer

[Signature Page to First Amendment to Lease Agreement (Suite 300 - Laboratory)]

EXHIBIT A

LESSEE SUITE 300 IMPROVEMENTS

[See Attached Three (3) Pages]

[…***…]

***Confidential Treatment Requested

HTG […***…] Expansion Phase I

3400 East Global Loop Suite 110

Schedule of Values

6/4/2015

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***Confidential Treatment Requested

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TOTAL	383,699

ALTERNATES […***…]	[…***…]
EXCLUSIONS
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***Confidential Treatment Requested